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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 27, 2003

                                West Corporation
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                000-21771                                47-0777362
        (Commission File Number)          (I.R.S. Employer Identification No.)


                11808 Miracle Hills Drive, Omaha, Nebraska 68154
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (402) 963-1500


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Item 5. Other Events.
        ------------

A copy of the Agreement and Plan of Merger, dated as of March 27, 2003, by and among West Corporation, a Delaware corporation (the "Company"), Dialing Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Company, ITC Holding Company, Inc., a Delaware corporation, and, for purposes of Sections 3.6, 4.1 and 8.13 and Articles 11 and 12 only, the Stockholder Representative, is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

     (c)  Exhibits

          2.1 Agreement and Plan of Merger, dated as of March 27, 2003, by and among West Corporation, Dialing Acquisition Corp., ITC Holding Company, Inc. and, for purposes of Sections 3.6, 4.1 and 8.13 and Articles 11 and 12 only, the Stockholder Representative.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WEST CORPORATION

Dated: April 1, 2003                       By: /s/ Thomas B. Barker
                                               --------------------
                                               Thomas B. Barker
                                               President and Chief
                                               Executive Officer

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                                  Exhibit Index
                                  -------------

Exhibit No.         Description
-----------         -----------

2.1 Agreement and Plan of Merger, dated as of March 27, 2003, by and among West Corporation, Dialing Acquisition Corp., ITC Holding Company, Inc. and, for purposes of Sections 3.6, 4.1 and 8.13 and Articles 11 and 12 only, the Stockholder Representative.

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